UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 Current Report
                     Pursuant to Section l3 and l5(d) of the
                         Securities Exchange Act of l934


                                August 14, 2002
                                ----------------
                Date of report (date of earliest event reported)



                             Milestone Capital, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Colorado
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       033-15096-D                                         84-1111224
 ----------------------                         -------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

                                 39 Plymouth St.
                           Fairfield, New Jersey 07004
           ----------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (973) 808-5770
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements and Exhibits.

     (c) Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K

99.1 Certification by the Company's Chief Executive Officer with respect to the Company's Form 10-QSB for the quarterly period ended June 30, 2002 (filed August 14, 2002), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification by the Company's Chief Financial Officer with respect to the Company's Form 10-QSB for the quarterly period ended June 30, 2002 (filed August 14, 2002), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


Item 9.  Regulation FD Disclosure.

     On August 14, 2002, in connection with the filing with the Securities and Exchange Commission of Milestone Capital, Inc.'s Quarterly Report on Form 10-QSB for the period ending June 30, 2002, certifications signed by each of the Chief Executive Officer, Charles J. DeMory, and the Chief Financial Officer, John Mangel, III, of Milestone Capital, Inc., accompanied the filing. A copy of each of these certifications is furnished herewith as an exhibit (Exhibit 99.1 and Exhibit 99.2).

     The information in this report and the exhibits attached hereto are being furnished pursuant to Regulation FD of the Securities Exchange Act of 1934.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MILESTONE CAPITAL, INC.



Date:  August 14, 2002                      By:  /s/  John Mangel, III
                                               --------------------------------
                                                      John Mangel, III
                                                      Chief Financial Officer
                                                      and Vice President

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


                                  EXHIBIT INDEX

Exhibit No.

99.1 Certification by the Company's Chief Executive Officer with respect to the Company's Form 10-QSB for the quarterly period ended June 30, 2002 (filed August 14, 2002), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification by the Company's Chief Financial Officer with respect to the Company's Form 10-QSB for the quarterly period ended June 30, 2002 (filed August 14, 2002), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                       3